EXHIBIT 99.3

Dear RSC Colleagues,

This   morning   we   announced  the  merger  of  the  two  leading  rental organizations  in  North  America; RSC Equipment Rental and United Rentals, creating the largest and best rental company in the industry.

Our  rental  customers  will  benefit from unparalleled market coverage and capabilities  as  well  as a broader product and services offering. The new company  will  combine  the  best  of  two  worlds when it comes to people, processes and systems, and will provide opportunities for employees to grow in a larger company with enhanced career possibilities. We must look at the merger as a great opportunity to service even more customers with even more products  and  a  way for talented people, like the RSC team, to have great jobs and career opportunities.

As  with  any  merger this announcement is just the beginning of a process.  There  will  be regulatory approvals and integration planning leading up to an  eventual  finalization  of  the  transaction  that we expect will occur during  the  second  quarter  of  next  year.  In  the meantime, we have to continue to run our business as we always have and make sure everyone knows and  understands  who  the  best and most professional employees are in the rental industry. We must continue to compete and win!

At  this  time  there are more questions than answers, but my commitment to you  is  an  open and transparent communication as we learn more things and are  able to share them. We will host weekly calls to keep everyone updated on  developments.  I  ask  all  of  you to continue to represent RSC as you always  have;  the  best  and most professional team this industry has ever seen.

Best regards,

Erik Olsson
President and Chief Executive Officer

FORWARD-LOOKING STATEMENTS DISCLOSURE:

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “project,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in RSC’s business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, RSC or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  RSC’s actual results may differ materially from its expectations, plans or projections.  RSC warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond RSC’s ability to control or predict with accuracy and some of which it might not even anticipate.  These risks and uncertainties include:  the timing to consummate the proposed transaction with United Rentals, Inc. (“URI”); negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of RSC to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the transaction will be greater than expected; the ability of RSC to successfully integrate with the business of United Rentals, Inc., including the combined company’s ability to access sufficient sources of capital to fund its operations; the risks to the combined company’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues; and other risks described in the “Risk Factors” section of URI’s and RSC’s SEC reports.  RSC gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports.  RSC cautions readers not to place undue reliance on these forward-looking statements that speak only as of the date made. All forward-looking statements including information included or incorporated by reference herein are based upon information available to RSC as of the date hereof, and RSC assumes no obligation to update or revise any such forward-looking statements.

ADDITIONAL INFORMATION

In connection with the proposed transaction, URI will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of RSC that also constitutes a prospectus of URI and a proxy statement of URI.  RSC will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF RSC ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS CAREFULLY, BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (sec.gov). You will also be able to obtain these documents, free of charge, when filed, from RSC’s website, www.rscrentals.com, at 6929 E Greenway Parkway, Scottsdale, Arizona.

RSC and its directors, executive officers and certain other members of management and employees may be soliciting proxies from RSC shareholders in favor of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RSC shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus filed with the SEC.  You can find information about RSC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 16, 2011.

RSC Equipment Rental
6929 E. Greenway Parkway
Scottsdale, AZ 85254 USA